WAIVER 1AND AMENDMENT

     This WAIVER AND AMENDMENT is dated as of October 13, 2000 by and among RAYMOND JAMES FINANCIAL, INC., a Florida corporation (the "Borrower"), the Lenders named in the Credit Agreements referred to below (the "Lenders"), and BANK ONE, NA, individually and as administrative agent (the "Agent") for the Lenders.

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of October
26, 1999 and that certain Term Credit Agreement dated as of October 26, 1999 (the "Agreements"); and

     WHEREAS, the Borrower has requested the Lenders to agree to a waiver and amendment regarding the covenant in the Agreements applicable to Borrower's investments and acquisitions, and the Lenders are willing, on the terms and conditions hereinafter set forth, to grant such waiver in the specific instance and to agree to the amendment.

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.   Defined Terms

     Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Agreements.

II.  Waiver

     For purposes of determining compliance with the condition set forth in subsection 6.15(d)(i)(x) of the Agreements which allows Acquisitions of Material Subsidiaries if such Material Subsidiaries are organized under the laws of any state of the United States, the pending acquisition by the Borrower of the Canadian corporation of Goepel McDermid, Inc. shall be permitted as a specific exception to such condition as long as all other conditions provided in Section 6.15(d) of the Agreements are complied with.

III. Amendment of Agreements

     The   definition  of  "Investment"  in  Article  I  of   the
Agreements is hereby amended in its entirety to read as follows:

          "Investment" of the Borrower or a Subsidiary means any (a) loan, advance (other than (i) commission, bonus, travel and similar advances to officers and employees made in the ordinary course of business and
     (ii) non-recourse loans to directors, officers and employees of the Borrower or its Subsidiaries for investments in Borrower-sponsored investment programs), extension of credit (other than accounts receivable and customer loans secured by customer securities in each case arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; (b) stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; (c) any deposit accounts and certificate of deposit owned by such Person; and (d) structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person; provided, however, that in regard to clauses (b), (c) and (d), "Investment" shall not include any such securities, accounts or instruments owned or acquired by the Borrower or its Subsidiaries in the ordinary course of its business as heretofore conducted, including but not limited to the market making activities of RJA.

IV.  Representations

     In order to induce the Lenders and the Agent to grant this Waiver and Amendment, the Borrower represents and warrants to the Lenders that (i) there exists no Default or Unmatured Default on the date hereof (assuming the effectiveness of this Waiver and Amendment), and (ii) the execution and delivery by the Borrower of this Waiver and Amendment has been duly authorized by all requisite corporate proceedings, and this Waiver and Amendment and the Agreements, as amended hereby, constitute the legal, valid and binding obligations of the Borrower.

V.   Effectiveness

     This Waiver and Amendment shall become effective as of the date first above written upon the receipt by the Agent of counterparts of this Waiver and Amendment duly executed by the Borrower and the Required Lenders.

VI.  Ratification

     Except as specifically provided herein, the Agreements shall otherwise remain unaltered and in full force and effect, and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects as originally executed. Upon the effectiveness of this Waiver and Amendment, each reference in each Agreement to "this Agreement", "hereof", "herein", "hereunder" or words of like import shall mean and be a reference to such Agreement as amended hereby.

VII. Execution in Counterparts

     This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the date first above written.
                    [signature page follows]


                         RAYMOND JAMES FINANCIAL, INC.

                         By:_______________________________
                         Title:______________________________


                         BANK   ONE,  NA,  Individually  and   as
                         Administrative Agent

                         By:_______________________________
                         Title:______________________________


                         CITIBANK,  N.A.,  Individually  and   as
                         Syndication Agent

                         By:_______________________________
                         Title:______________________________


                         BANK  OF  AMERICA, NATIONAL ASSOCIATION,
                         Individually   and  as  Co-Documentation
                         Agent

                         By:_______________________________
                         Title:______________________________


                         THE CHASE MANHATTAN BANK, Individually and as Co-Documentation Agent

                         By:_______________________________
                         Title:______________________________







_______________________________
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